Note 18 (Tables)	6 Months Ended
Jun. 30, 2022
Tax Assets And Liabilties [Abstract]
Tax assets and liabilities [Table Text Block]
The balance under the heading "Tax assets" in the accompanying condensed consolidated balance sheets includes current and deferred tax assets. The balance under the “Tax liabilities” heading includes the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	June 2022	December 2021
Tax assets
Current tax assets	1,115	932
Deferred tax assets	14,721	14,917
Total	15,836	15,850
Tax liabilities
Current tax liabilities	893	644
Deferred tax liabilities (*)	1,212	1,769
Total	2,105	2,413
(*) The variation is mainly due to the impact of the application of IAS 29 in Turkey (see Note 2.1).